Estimated Annual Amortization Expense for Intangible Assets (Detail) $ in Thousands	Jun. 30, 2017 USD ($)
Expected Amortization Expense [Line Items]
2018	$ 3,153
2019	3,152
2020	3,152
2021	3,152
2022	3,152
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 15,761